UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021 (March 25, 2021)

BROOKLYN IMMUNOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 58th Street, Building A, Suite 2100
Brooklyn, New York	11220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	BTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As discussed more fully in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2021, which we refer to as the Original Filing, we completed our acquisition of Brooklyn ImmunoTherapeutics LLC, or Brooklyn LLC, on March 25, 2021 pursuant to an agreement and plan of merger and reorganization dated August 12, 2020.

We are filing this Amendment No. 1 on Form 8-K/A to amend the Original Filing solely to include the historical financial statements and pro forma financial information described below. The audited financial statements of Brooklyn LLC as of, and for the fiscal years ended, December 31, 2020 and 2019, which are required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed combined financial statements of Brooklyn ImmunoTherapeutics, Inc. for the fiscal year ended December 31, 2020, which are required by Item 9.01(b) of Form 8‑K, were not filed with the Original Filing, in accordance with rules of the Securities and Exchange Commission. We have elected to also provide the audited financial statements of Brooklyn LLC as of December 31, 2018 and for the period from November 6, 2018 through December 31, 2018 and the audited financial statements of IRX Therapeutics, Inc. (predecessor to Brooklyn LLC) for the period from January 1, 2018 through November 5, 2018. Except for the audited historical financial statements and the unaudited pro forma condensed combined financial statements referenced in Item 9.01 below, this Amendment No. 1 on Form 8‑K/A does not amend or restate the Original Filing, nor does it modify or update the disclosures in the Original Filing affected by subsequent events or discoveries.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following are financial statements are included as Exhibits 99.1 and 99.2, respectively, to this Amendment No. 1 on Form 8‑K/A and are incorporated by reference herein:

•	audited financial statements of Brooklyn LLC as of, and for the fiscal years ended, December 31, 2020 and 2019; and

•
audited financial statements of Brooklyn LLC as of December 31, 2019 and 2018 and for the fiscal year ended December 31, 2019, the period from November 6, 2018 through December 31, 2018, and the period from January 1, 2018 through November 5, 2018.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Brooklyn ImmunoTherapeutics, Inc. for the fiscal year ended December 31, 2020 are included as Exhibit 99.3 to this Amendment No. 1 on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Marcum LLP

99.1	Audited financial statements of Brooklyn ImmunoTherapeutics LLC as of, and for the fiscal years ended, December 31, 2020 and 2019.

99.2
Audited financial statements of Brooklyn ImmunoTherapeutics LLC as of December 31, 2019 and 2018 and for the fiscal year ended December 31, 2019, the period from November 6, 2018 through December 31, 2018, and the period from January 1, 2018 through November 5, 2018

99.3	Unaudited pro forma condensed combined financial statements of Brooklyn ImmunoTherapeutics, Inc. for the year ended December 31, 2020, including notes thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN IMMUNOTHERAPEUTICS, INC.

Dated: April 29, 2021	By:	/s/ Howard J. Federoff
Howard J. Federoff
Chief Executive Officer and President